UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 24, 2010

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

Former name, former address and formal fiscal year, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On August 24, 2010, Aetna Inc. (the “Company”) executed a Pricing Agreement (the “Pricing Agreement”) with Barclays Capital Inc., RBS Securities Inc., and UBS Securities LLC, as representatives of the underwriters named in Schedule I thereto (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $750 million aggregate principal amount of its 3.95% senior notes due September 1, 2020 (the “Senior Notes”).  The Pricing Agreement incorporated by reference the terms of an Underwriting Agreement (the “Underwriting Agreement”) of the Company dated August 24, 2010.  The sale of the Senior Notes was registered with the Securities and Exchange Commission in a Registration Statement on Form S-3, File No. 333-155961.  The Senior Notes were offered pursuant to a prospectus dated December 5, 2008 and a prospectus supplement dated August 24, 2010.  The closing of the sale of the Senior Notes occurred on August 27, 2010.

The Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report, and the Pricing Agreement, which is filed as Exhibit 1.2 to this Current Report, are incorporated by reference herein in response to this Item 1.01.

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

On August 27, 2010, the Company issued a press release announcing the completion of the offering and sale of the Senior Notes.  A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report.

Section 8 – Other Events

Item 8.01  Other Events.

In connection with the offering and sale of the Senior Notes, an officers’ certificate of the Company was executed to establish and designate the Senior Notes and the terms and characteristics of the Senior Notes (the “Officers’ Certificate”).  The Senior Notes were issued, and the Officers’ Certificate was executed, pursuant to the Senior Indenture dated as of March 2, 2001 between the Company and U.S. Bank National Association, as successor in interest to State Street Bank and Trust Company, as trustee.

The Officers’ Certificate is filed as Exhibit 4.1 to this Current Report and is incorporated by reference herein in response to this Item 8.01.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement of Aetna Inc. dated August 24, 2010
1.2	Pricing Agreement between Aetna Inc. and Barclays Capital Inc., RBS Securities Inc., and UBS Securities LLC, as representatives of the Underwriters named in Schedule I thereto, dated August 24, 2010
4.1	Officers’ Certificate dated August 27, 2010 establishing and designating the Senior Notes
99.1	Press Release of Aetna Inc. dated August 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: August 30, 2010	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

1.1	Underwriting Agreement of Aetna Inc. dated August 24, 2010
1.2	Pricing Agreement between Aetna Inc. and Barclays Capital Inc., RBS Securities Inc., and UBS Securities LLC, as representatives of the Underwriters named in Schedule I thereto, dated August 24, 2010
4.1	Officers’ Certificate dated August 27, 2010 establishing and designating the Senior Notes
99.1	Press Release of Aetna Inc. dated August 27, 2010